Exhibit 4.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT CONSIDERS COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SUPPLEMENTAL AGREEMENT NO. 5

to

Purchase Agreement No. 04258

between

THE BOEING COMPANY

and

Aviation Finance and Leasing Limited

Relating to Boeing Model 737-8200 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 5 (SA-5) is made between The Boeing Company, a Delaware corporation, (Boeing) and Aviation Finance and Leasing Limited, a company incorporated in and with its principal offices in Malta (Customer);

Customer and Boeing entered into Purchase Agreement No. 04258, dated September 7, 2014, as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8200 (Aircraft); and this Supplemental Agreement No. 5 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Customer have agreed that Customer shall  exercise its option to purchase seventy-five (75) model 737-8200 Option Aircraft [*] (together, SA-5 Option Aircraft);

WHEREAS, Boeing and Customer have agreed to revise the scheduled months of delivery of the Aircraft and the SA-5 Option Aircraft as exercised pursuant to 6-1163-LKJ-0793R2, “Accommodations for 737 MAX Disruption” and desire to amend the Purchase Agreement to reflect such revised schedule delivery months for all purposes of the Purchase Agreement;

WHEREAS, the revised delivery schedule for the Aircraft and SA-5 Option Aircraft now extend through 2024 and as such, [*];

WHEREAS, Boeing and Customer desire to incorporate the provisions of a previously executed Letter Agreement 6-1163-LKJ-0797, [*] to the Table of Contents of the Purchase Agreement;

WHEREAS, Boeing and Customer desire to incorporate the provisions of Letter Agreement 6-1163-LKJ-0813, [*] to the Purchase Agreement; and

XLR-PA-04258 SA-5		Page 1
BOEING PROPRIETARY

WHEREAS, Boeing and Customer desire to make certain other changes to the Purchase Agreement as a result of Customer’s exercise of its option to purchase the SA-5 Option Aircraft.

AGREEMENT

In consideration of the mutual covenants herein contained, and for other valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties agree to amend the Purchase Agreement as follows:

1.	The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and is replaced by the new Table of Contents attached hereto.

2.

Table 1, entitled “Aircraft Information Table,” is hereby deleted in its entirety and is replaced by a new Table 1, entitled “Aircraft Information Table” attached hereto. For purposes of clarity all Letter Agreements, [*], that previously applied to the Aircraft listed on Table 1 apply to the newly revised Aircraft listed on Table 1. Letter Agreement XLR-PA-04258-LA-1402902, [*] that previously applied to the Aircraft listed on Table 1 apply to the newly added Aircraft listed on Table 1, [*] as identified on Table 1 [*]. [*] the parties will amend the Purchase Agreement accordingly. For the avoidance of doubt, [*].

3.

Supplemental Exhibit BFE1 is deleted in its entirety and replaced by a new Supplemental Exhibit BFE1R1, attached hereto, which identifies the preliminary on-dock dates for Aircraft and SA-5 Option Aircraft.

4.

Letter Agreement XLR-PA-04258-LA-1402912R2 [*], is deleted in its entirety and replaced by XLR-PA-04258-LA-1402912R3 [*] attached hereto to reflect that Customer has exercised its right to purchase SA-5 Options pursuant to this SA-5.

5.	Letter Agreement XLR-PA-04258-LA-11402907 [*] is deleted in its entirety and replaced by XLR-PA-04258-LA-11402907R1 [*] attached hereto to reflect a revision to paragraph 7, [*].

6.	Letter Agreement 6-1163-LKJ-0813 [*] attached hereto is added to the Purchase Agreement.

7.	This SA-5 will become effective upon the concurrent execution by Customer and Boeing of Letter Agreement 6-1163-LKJ-0793R2, “Accommodations for 737 MAX Disruption”.

The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this SA-5 by this reference.

XLR-PA-04258 SA-5		Page 2
BOEING PROPRIETARY

AGREED AND ACCEPTED this

2020
Date

THE BOEING COMPANY	AVIATION FINANCE AND LEASING LIMITED

Signature	Signature

L. Kirsten Jensen
Printed name	Printed name

Attorney-In-Fact
Title	Title

XLR-PA-04258 SA-5		Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	[*]
Article 2.	[*]
Article 3.	[*]
Article 4.	[*]
Article 5.	[*]

TABLE
1.	[*]

EXHIBIT
A.	[*]
B.	[*]

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1R1.	BFE Variable	SA-5
CS1.	Customer Support Variables
[*].	[*]
SLP1.	Service Life Policy Components

SA-5
XLR-PA-04258		PA Page 1
BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1402898	Seller Purchased Equipment

LA-1402899	Spare Parts Initial Provisioning

LA-1402900	Spares Flight Crew Training

RESTRICTED LETTER AGREEMENTS

LA-1402901	[*]

LA-1402902	[*]

LA-1402903	[*]

LA-1402904	[*]

LA-1402905	[*]

Intentionally left blank

LA-1402907R1	[*]

LA-1402908	Shareholder Approval

LA-1402909	[*]

LA-1402910	[*]

LA-1402911	Open Matters

LA-1402912R3	[*]

LA-1707973	[*]

LA-1802042	[*]

LA-1802044	[*]

6-1163-LKJ-0797	[*]

6-1163-LKJ-0813	[*]

SA-5
XLR-PA-04258		PA Page 2
BOEING PROPRIETARY

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 1

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 2

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 3

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 4

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 5

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 6

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 7

Table 1 To

Supplemental Agreement No. 5 to Purchase Agreement No. 04258

[*]

XLR-PA-04258 108760-1F.txt SA5	Boeing Proprietary	Page 8

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing Limited

Supplemental Exhibit BFE1R1

to Purchase Agreement Number PA-04258

XLR-PA-04258-BFE1R1		BFE1R1 Page 1
	BOEING PROPRIETARY	SA-5

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 8200 AIRCRAFT

This Supplemental Exhibit BFE1R1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[*]

Galley Inserts	[*]

Seats (passenger)	[*]

Overhead & Audio System	[*]

In-Seat Video System	[*]

Miscellaneous Emergency Equipment	[*]

Cargo Handling Systems* (Single Aisle Programs only)	[*]

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [*] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.On-dock Dates and Other Information.

On or before nine [*], Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF) in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

XLR-PA-04258-BFE1R1		BFE1R1 Page 2
	BOEING PROPRIETARY	SA-5

Implemented / Stored Aircraft

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]

Unimplemented Aircraft

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]

XLR-PA-04258-BFE1R1		BFE1R1 Page 3
	BOEING PROPRIETARY	SA-5

3.Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

XLR-PA-04258-BFE1R1		BFE1R1 Page 4
	BOEING PROPRIETARY	SA-5

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XLR-PA-04258-LA-1402907R1

Aviation Finance and Leasing Limited

Level 1/H Centris Business Gateway Triq is-Salib tal-lmriehel,

Zone 3, Central Business District Birkirkara CBD 3020

Malta

Subject:	[*]

Reference:	[*]

[*]

1.	[*]
1.1	[*]
1.2	[*]
1.3	[*]

XLR-PA-04258-LA-1402907R1		SA-5
[*]		LA Page 1
BOEING PROPRIETARY

2.	[*]
[*]
3.	[*]
[*]
4.	[*]
[*]
5.	[*]
[*]
	5.1	[*]
	5.2	[*]
6.	[*]
	6.1	[*]
	6.2	[*]
7.	[*]
[*]

	7.1	[*]

8.	[*]
[*]

9.	[*]
[*]

10.	[*]
[*]

XLR-PA-04258-LA-1402907R1		SA-5
[*]		LA Page 2
BOEING PROPRIETARY

11.	[*]
[*]

Very truly yours,

THE BOEING COMPANY

By	L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2020

Aviation Finance and Leasing Limited

By

Its

XLR-PA-04258-LA-1402907R1		SA-5
[*]		LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XLR-PA-04258-LA-1402912R3

Aviation Finance and Leasing Limited

Level 1/H
Centris Business Gateway
Triq is-Salib tal-lmriehel,

Zone 3, Central Business District
Birkirkara CBD 3020

Malta

Subject:		[*]

Reference:		[*]
[*]
1.		[*]
[*]
2.		[*]
[*]
3.		[*]
	3.1	[*]
	3.2	[*]
4.		[*]
	4.1	[*]
	4.2	[*]
	4.3	[*]
5.		[*]
	5.1	[*]
	5.2	[*]
6.		[*]
	6.1	[*]
	6.2	[*]
7.		[*]
[*]

XLR-PA-04258-LA-1402912R3		SA-5
[*]		LA Page 1
BOEING PROPRIETARY

8.		[*]
[*]

9.		[*]
[*]

Very truly yours,

THE BOEING COMPANY

By	L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2020

Aviation Finance and Leasing Limited

By

Its

XLR-PA-04258-LA-1402912R3		SA-5
[*]		LA Page 2
BOEING PROPRIETARY

Attachment To

Letter Agreement No. XLR-PA-04258-LA-1402912R3

[*]

XLR-PA-04258-LA-1402913 70099-1O.TXT SA_5	Boeing proprietary	Page 1

Attachment To

Letter Agreement No. XLR-PA-04258-LA-1402912R3

[*]

XLR-PA-04258-LA-1402913 70099-1O.TXT SA_5	Boeing proprietary	Page 2

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XLR-PA-03941-LA-1707973

Aviation Finance and Leasing S.à.r.l.

20, Rue des Peupliers

L-2328

Luxembourg

Subject:	[*]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737-8200 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1[*]

2.[*]

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XLR-PA-04258-LA-1707973		SA-2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

Aviation Finance and Leasing S.à.r.l.

By

Its

XLR-PA-04258-LA-1707973		SA-2
2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

XLR-PA-04258-LA-1802042

Aviation Finance and Leasing S.á.r.l.

20, Rue des Peupliers

L-2328

Luxembourg

Subject:	[*]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.á.r.l. (Customer) relating to Model 737-8200 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[*]

1.1[*]

1.2[*]

1.3[*]

2.[*]

3.[*]

4.Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

SA-3		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

AVIATION FINANCE AND LEASING S.Á.R.L.

By

Its

SA-3
XLR-PA-04258-LA-1802042		Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

XLR-PA-04258-LA-1802044

Aviation Finance and Leasing S.á.r.l.

20, Rue des Peupliers

L-2328

Luxembourg

Subject:	[*]

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.á.r.l. (Customer) relating to Model 737-8200 aircraft (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

1.[*]

2.[*]

2.1[*]

3.[*]

4.[*]

4.1[*]

4.2[*]

5.[*]

6.Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

SA3		Page 1
BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

AVIATION FINANCE AND LEASING S.Á.R.L.

By

Its

XLR-PA-04258-LA-1802044 SA-3
[*]		Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-LKJ-0797

Aviation Finance and Leasing S.á.r.l.

20, Rue des Peupliers

L-2328

Luxembourg

Subject: [*]

References:	a) Purchase Agreement No. 4258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.á.r.l (Customer) relating to Model 737-8200 aircraft (Aircraft)

b) Letter Agreement No. XLR-PA-04258-LA-1402912R2, “Option Aircraft,” to the Purchase Agreement

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[*]

2.[*]

3.Confidential Treatment.  The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

AVIATION FINANCE AND LEASING S.Á.R.L.

By

Its

6-1163-LKJ-0797		Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-LKJ-0813

Aviation Finance and Leasing Limited

Level 1/H
Centris Business Gateway
Triq is-Salib tal-lmriehel,

Zone 3, Central Business District
Birkirkara CBD 3020

Malta

Subject:	[*]

References:	(a) Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing Limited (Customer) relating to Model 737-8200 aircraft (Aircraft)

(b) Letter Agreement 6-1163-LKJ-0793R2, “Accommodations for 737 MAX Disruption”

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[*]

[*]

[*]

2.Assignment.

[*]

3.Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to Customer’s senior management and Customer’s Board of Directors that have a need to know and understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing, in the event of a breach of this clause by Customer, Boeing may rescind the considerations provided under this Letter Agreement.

6-1163-LKJ-0813		SA-5
European Union Tariff Matters		LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By
L. Kirsten Jensen
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2020

Aviation Finance and Leasing Limited

By

Its

6-1163-LKJ-0813		SA-5
[*]		LA Page 2
BOEING PROPRIETARY